SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Act of 1934

Date	of Report (Date of earliest event reported): November 26, 2003 (November 25, 2003)

FEDERATED INVESTORS, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-14818	25-1111467
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Federated Investors Tower

Pittsburgh, Pennsylvania 15222-3779

(Address of principal executive offices, including zip code)

(412) 288-1900

(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On November 25, 2003, Federated Investors, Inc. issued a press release attached hereto as Exhibit 99.1 to release a letter to its clients and shareholders and issue a statement on additional information learned during the course of its internal review into mutual fund trading practices since initial details concerning the review were announced on October 22, 2003. In addition, attached hereto as Exhibit 99.2 is a chart summarizing trading details of the Canary-related entities.

Exhibits:

Exhibit 99.1 Additional exhibits – Press release issued by Federated Investors, Inc. dated November 25, 2003

Exhibit 99.2 Additional exhibits – Chart summarizing trading details of Canary-related entities

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERATED INVESTORS, INC. (REGISTRANT)

Dated: November 26, 2003	By:	/s/ Thomas R. Donahue
Thomas R. Donahue Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by Federated Investors, Inc. dated November 25, 2003

99.2	Chart summarizing trading details of Canary-related entities